$400MM Eagle Ford Shale Acquisition Investor Presentation April 3, 2013 NYSE: PVA Exhibit 99.3

Forward-Looking Statements
Certain statements contained herein that are not descriptions of historical facts are “forward-looking” statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements.  These risks, uncertainties and contingencies include, but are not limited to, the following: the volatility of commodity prices for oil, natural gas liquids and natural gas; our ability to develop, explore for, acquire and replace oil and gas reserves and sustain production; our ability to generate profits or achieve targeted reserves in our development and exploratory drilling and well operations; any impairments, write-downs or write-offs of our reserves or assets; the projected demand for and supply of oil, natural gas liquids and natural gas; reductions in the borrowing base under our revolving credit facility; our ability to contract for drilling rigs, supplies and services at reasonable costs; our ability to obtain adequate pipeline transportation capacity for our oil and gas production at reasonable cost and to sell the production at, or at reasonable discounts to, market prices; the uncertainties inherent in projecting future rates of production for our wells and the extent to which actual production differs from estimated proved oil and gas reserves; drilling and operating risks; our ability to compete effectively against other independent and major oil and natural gas companies; our ability to successfully monetize select assets and repay our debt; leasehold terms expiring before production can be established; environmental liabilities that are not covered by an effective indemnity or insurance; the timing of receipt of necessary regulatory permits; the effect of commodity and financial derivative arrangements; our ability to maintain adequate financial liquidity and to access adequate levels of capital on reasonable terms; the occurrence of unusual weather or operating conditions, including force majeure events; our ability to retain or attract senior management and key technical employees; counterparty risk related to their ability to meet their future obligations; changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; uncertainties relating to general domestic and international economic and political conditions; and other risks set forth in our filings with the Securities and Exchange Commission (SEC).
Additional information concerning these and other factors can be found in our press releases and public periodic filings with the SEC.  Many of the factors that will determine our future results are beyond the ability of management to control or predict.  Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof.  We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
Oil and Gas Reserves
Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose not only “proved” reserves, but also “probable”
reserves and “possible” reserves.  As noted above, statements of reserves are only estimates and may not correspond to the ultimate quantities of oil and gas recovered.  Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include estimated reserves not necessarily calculated in accordance with, or contemplated by, the SEC’s latest reserve reporting guidelines. Investors are urged to consider closely the disclosure in PVA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which is available from PVA at Four Radnor Corporate Center,
Suite 200, Radnor, PA 19087 (Attn: Investor Relations). You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at
www.sec.gov.
Definitions
Proved reserves are those quantities of oil and gas which, by analysis of geosciences and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods and government regulation before the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether the estimate is a deterministic estimate or probabilistic estimate.  Probable reserves are those additional reserves that are less certain to be recovered than proved reserves, but which are as likely than not to be recoverable (there should be at least a 50% probability that the quantities actually recovered will equal or exceed the proved plus probable reserve estimates).  Possible reserves are those additional reserves that are less certain to be recoverable than probable reserves (there should be at least a 10% probability that the total quantities actually recovered will equal or exceed the proved plus probable plus possible reserve estimates).  “3P” reserves refer to the sum of proved, probable and possible reserves.  Estimated ultimate recovery (EUR) is the sum of reserves remaining as of a given date and cumulative production as of that date.
Forward-Looking Statements, Oil and Gas Reserves and Definitions

Transformational
Acquisition in the
Eagle Ford Shale
• Penn Virginia is acquiring Eagle Ford Shale assets from Magnum Hunter for approximately $400 million
• Assets are adjacent to PVA’s current Eagle Ford position in Gonzales and Lavaca Counties
• 40,565 (19,037 net) acres in Gonzales and Lavaca counties
• 46 (22.1 net) producing wells and drilling inventory of 345 (169 net) locations (1)
• Approximately 3,173 BOEPD – February 2013
• Approximately 5,500 BOEPD – 2013E (final eight months)
• 12.0 MMBoe of proved reserves (37% PD / 96% Liquids) (2)
Attractive
Transaction
Valuation
• Transaction Value / Production ($ / BOEPD – February 2013) = ~$126,000
• Transaction Value / Production ($ / BOEPD – 2013E) = ~$73,000
• Transaction Value / Proved Reserves ($ / BOE) = ~$33.00
• Transaction Value / 2013E EBITDAX ($93 million over 7.5 months, annualized) = ~2.7x
Committed
Transaction
Financing
• The transaction is not subject to any financing contingency
• $250 million senior unsecured bridge facility is available
• $40 million common equity (at its option, PVA can issue 10 million shares to MHR @ $4/share)
•
We intend to issue $400MM of senior unsecured notes in a private placement
Closing Timeline
• April 2
nd
– PSA signed
• April 2
nd
– Acquisition announced
• April 3
rd
– Commence private placement
• Week of April 8
th
– Price notes placement
• By mid-May 2013 – Close acquisition
Transaction Overview
(1) Inventory includes seven MHR/Hunt wells that are in the process of completion or waiting on completion.
(2) As of December 31, 2012 per March 28, 2013 reserve report prepared by Cawley, Gillespie & Associates.

•
Transformational acquisition which increases our footprint in the volatile oil window core of the
Eagle Ford Shale play
•
With 82,995 gross (54,057 net) highly contiguous acres, our pro forma position will be significant with attractive leverage on a per share basis
•
MHR’s acreage is adjacent to our current leasehold position and has geologic and reserve characteristics that are very comparable to our existing Eagle Ford Shale assets
•
Enhances production growth, with 2013E production (7.5 months) of approximately 5,500
BOEPD, representing a 34% increase (23% increase in BOEPD on a full-year basis)
•
Increases drilling inventory in the Eagle Ford Shale to 640 (420 net) locations
•
Attractive drilling economics with PV-10 breakeven WTI prices of between $47 and $57 per barrel (with and without current LLS uplift)
•
Accretive to 2013 and 2014 cash flow per share and net asset value
•
Increases proved reserve asset base by 11% by adding 12.0 MMBoe (96% liquids / 37% PD), increases Eagle Ford Shale proved reserve base by 46%
•
Increases our ability to achieve operational efficiencies of scale
Strategic Rationale

• Purchase price of approximately $400 million
for 19,037 highly contiguous net acres in
Gonzales and Lavaca Counties
•
Year-end 2012 SEC proved reserves of 12.0
MMBoe
(1)
–
Oil = 90% of proved reserves
–
37% proved developed
•
Year-end 2012 SEC PV-10 of $241 million
(1)
–
PD PV-10 of $156 million
•
Year-end reserves include 44 proved
developed locations and 51 locations booked
as PUDs
(1)
• Expands existing footprint and acreage is largely
adjacent to existing position
•
Acquired assets add up to 345 gross (169
net) locations
Greater scale with ~54,000 net acres in the Eagle Ford and substantial growth in oil production revenue
Transformational Acquisition
MRO
MHR
PVA
HUNT
EOG
EOG
PVA
Gonzales
Lavaca
DeWitt
3D Seismic
(1) As of December 31, 2012 per March 28, 2013 reserve report prepared by Cawley, Gillespie & Associates.
ACREAGE
EAGLE HUNTER
PVA
OPERATOR
EOG
MAGNUM HUNTER
PVA
HUNT
MARATHON

10%
28%
44%
11%
9%
20%
Net Acres
Net Inventory
February 2013
Daily Production
Total Proved Oil
Reserves
Total Proved
Reserves
Proved
Developed
Reserves
54%
68%
53%
46%
45%
42%
Net Acres
Net Inventory
February 2013
Daily Production
Total Proved Oil
Reserves
Total Proved
Reserves
Proved
Developed
Reserves
Acquisition Impacts to PVA’s Asset Profile
Transformational Acquisition (cont.)
Growth in Key Corporate Metrics as a Result of Acquisition Growth in Key Eagle Ford Metrics as a Result of Acquisition
Note: Reserves as of 12/31/2012 . All other figures current unless otherwise stated.
Acquisition Significantly Increases PVA’s Eagle Ford Position and Overall Scale in the Eagle Ford

Expanded Eagle Ford Acreage Position
72
67
62
60
54
54
53
40
39
35
28 28
24
22
9
7
0
10
20
30
40
50
60
70
80
90
BHP SN PXD ZAZA ROSE COG PXP PVA PF SFY CRZO FST GDP PVA CRK MTDR HK Aurora CXPO AXAS
Source: Company investor presentations and SEC filings.
341
138
118
(Net acreage in thousands)
•
Net acreage by operator across entire Eagle Ford play
•
Operators’ disclosed acreage includes leaseholds outside volatile oil window
•
Approximately all of PVA’s leasehold is in the volatile oil window

Note: Some operators off map.
(1) Based on latest company presentations, as well as industry publications.  Some industry publication information may be out of date.
PVA
MHR
Hunt
BHP
CHK
COG
COP
CRK
CRZO
EOG
FST
MRO
MUR
NFX
PXD
PXP
SFY
STO
TLM
EFS Operators
Eagle Ford Shale Operators
Eastern Volatile Oil Windows
(1)
7
Victoria
Goliad
Bee
Live Oak McMullen
Wilson
Atascosa
Bexar
San Antonio
Texas
Volatile Oil
Condensate
Rich Gas
Gonzales
Lavaca
DeWitt

•
82,995 gross (   54,057 net) acres in Gonzales and Lavaca
Counties, TX
(1)
• Operator of 46,452 (32,410 net) acres in Gonzales - 70% WI
• Operator of 23,203 (15,148 net) acres in Lavaca - 65% WI(1)
• Non-operator of 13,340 (6,499 net) acres in Gonzales - 49% WI
• Avg. IP/30-day rates of 1,066/676 Boe/d
• Gonzales type curve EUR of 400 MBoe
(2)
• Lavaca type curve EUR of 500 MBoe
(2)
• Proved reserves of 38.2 MMBoe at year-end 2012, consisting of
82% oil, 10% NGLs and 8% gas
• Proved PV-10 at YE12 of $933 MM ($784MM of PD value)
• 117 (82.0 net) wells producing
• Objective is to lower PVA well costs by at least 10-15% in 2013
•
Up to 640 (420 net) remaining drilling locations
• Initial positive down-spacing tests of 3-well pad in Gonzales
County and 2 closely spaced MHR wells in Lavaca County
• Includes over 300 infill locations
•
Rigs, infrastructure in place
• Dedicated rigs and frac crew
• Gas gathering and processing in place
• Receiving premium LLS base pricing
(1) Net acreage in Lavaca County is expected to increase due to non-consents by our partner on initial wells in 17 drilling units.
(2) Based on 1/29/13 operational release, YE12 SEC reserve report prepared by Wright & Co. and YE12 SEC reserve report prepared by Cawley, Gillespie & Associates.
Premier Shale Oil & Liquids Play
Sizeable Position in a Successful Portion of the Eastern Oil Window of the Eagle Ford Shale
PVA’s Pro Forma Eagle Ford Shale Position
Gonzales
Lavaca
DeWitt
PVA Pro Forma
BHP Billiton
ConocoPhillips
EOG
Forest
Nearby Operators
Marathon
Pioneer
Plains
Statoil

PEACH CREEK MHR
GONZALES
LAVACA
PEACH CREEK HUNT
MHR 100%
SHINER GEOSOUTHERN (MHR OPERATES)
LEGEND

Prospect Area
Gross
Acres Net Acres
Average
Royalty
Peach Creek (MHR) 19,722 9,166 20%
Peach Creek (Hunt JV) 13,340 6,499 20%
Shiner (GeoSouthern JV) 4,674 2,119 20%
Shiner 2,829 1,253 20%
Total / Average 40,565 19,037 20%
Prospect Area
Producing
Wells
Gross Non-
Producing
Locations
Net Non-
Producing
Locations
Peach Creek (MHR) 27 149 73.1
Peach Creek (Hunt JV) 15 121 60.5
Shiner (GeoSouthern JV) 3 72 32.6
Shiner 1 3 3.0
Total 46 345 169.3
Total of 345 (169 net) locations across 40,565 (19,037 net) acres in Gonzales and Lavaca Counties
Acquired Asset in Detail

PVA vs. MHR Eagle Ford Assets

•
Located in Gonzalez and Lavaca
Counties
•
Total of 42,430 gross (35,020 net) acres
primarily in the volatile oil window
•
Existing assets provide a multi-year
inventory of up to 295 (251 net)
additional locations
• Successful down-spacing tests add
potential locations to inventory
• Recent successful wells in the southern and
eastern portions of our Lavaca acreage
have further “de-risked” inventory
•
Also located in Gonzalez and Lavaca
Counties and largely adjacent to PVA’s
existing leaseholds
•
Total of 40,565 gross (19,037 net) acres
•
Expands our multi-year inventory with
the addition of up to 345 (169 net)
additional undrilled locations
• Peach Creek area in Gonzales and Lavaca
Cos. has a total of 270 (133 net) locations
• Shiner area in Lavaca Co. has a total of 75
(36 net) locations
Pro Forma Eagle Ford Shale
PVA EXISTING MHR ASSETS TO BE ACQUIRED

Area
Producing
Wells
Remaining
Locations
Total Well
Locations
Gross
Acreage
Net
Acreage
(1)
Acres /
Location
(2)
PVA Gonzales 54 190 244 26,239 21,261 108
PVA Lavaca 17 105 122 16,191 13,759 133
Eagle Hunter 46 345 391 40,565 19,037 104
Pro Forma Total 117 640 757 82,995 54,057 110
(% Change) 65% 117% 107% 96% 54%
(1) Net acreage in Lavaca County is expected to increase due to non-consents by our partner on initial wells in 17 drilling units.
(2) Represents gross acres per location.
•
Due to both acquisitions and leasing efforts over the past two years, our acreage position is now 83,000 gross (~54,000 net) acres primarily in the volatile oil window
(1)
•
We also have a multi-year inventory of up to 640 (420 net) additional drilling locations
• Successful down-spacing testing has added over 300 potential infill locations to our inventory
• Locations will vary over time in terms of lateral length, frac stages, spacing and geology
• Recent successful wells in the southern and eastern portions of our Lavaca acreage have further
“de-risked” our inventory
• Unitizations with other industry participants and continued leasing are expected to yield additional locations

Significant Eagle Ford Shale Acreage and Drilling Inventory
Combined Position Post Acquisition

Note: Excludes two Marcellus locations.
(1) Median gross EUR for all PUD locations.
•
Total inventory of up to 1,133 gross undrilled locations (952 horizontal locations)
•
Up to 692 gross horizontal drilling locations in the Eagle Ford and Granite Wash
Pro Forma PVA Has a Healthy Inventory of Drilling Locations
Play
Gross Undrilled
Locations
Average Working
Interest
Gross EUR
(MBoe/Well)
(1)
Existing Eagle Ford (Gonzales) 190 83% 394
Existing Eagle Ford (Lavaca) 105 88% 513
Eagle Hunter 345 48% 357
Granite Wash 52 18% 809
Cotton Valley 78 71% 903
Haynesville 78 77% 869
Cotton Valley (vertical) 181 71% 172
Selma Chalk 104 96% 302
Totals 1,133
Pro Forma Total Company Drilling Inventory
•
Significant upside in inventory of “gassy” locations

2013 Capital Spending Focused on Eagle Ford Drilling
•
Full-year 2013 capital expenditures expected to be approximately $457 million
(1)
• Four operated rigs with two on existing PVA acreage and two rigs on operated MHR acreage
• Two non-operated rigs
•
Incremental capital spending of approximately $77 million
(1)
• Six-rig drilling program (currently seven rigs running between PVA, MHR and Hunt)
• Adjusted EBITDAX expected to increase to between $295 and $350 million, or 25% over previous guidance
•
2013 capital spending is expected to be 92% Eagle Ford
• Maintenance and new ventures capital for other areas
Pro Forma Capital Expenditures by Area (1) Pro Forma Capital Expenditures by Type (1)
Other
4%
Eagle Ford D&C
87%
Other D&C
4%
Land
5%
Revised 2013 Capital Plan
(1) Change in mid-points of full-year 2013 guidance, adjusted for acquired Eagle Ford assets.
Other
3%
Pearsall
2%
Existing Eagle
Ford
64%
Acquired Eagle
Ford Assets
28%
Mid-Continent
3%

Sources & Uses / Pro Forma Capitalization
(1) Seller has agreed to backstop transaction, ultimately in the amount of
$40 million of equity consideration.
(2) Company estimate based on closing date of May 1, 2013.
(3) Current borrowing base of $300 million will be adjusted to $287.5 million at closing, pending borrowing base redetermination waiver.
Calculation not inclusive of $2.1 million outstanding on letters of credit as of December 31, 2012.
(4) As of March 31, 2013, PVA had cash and cash equivalents of $10.7 million. Subsequently, in connection with entering into the stock purchase agreement relating to the acquisition, PVA borrowed $5 million under its revolving credit facility and paid a $10 million deposit to
MHR, which will be applied towards the purchase price at the close of the acquisition.
(5) Reflects total value of convertible preferred at issuance.
(6) Current Market Capitalization reflects share price of $3.90 as of April 2,
2013. Acquisition adjustment reflects value of 10 million shares issued at $4.00 per share.
(7) As of March 31, 2013, PVA had $38 million outstanding under its revolving credit facility.
Uses
($ in millions)
Acquisition Consideration $400
43
Estimated Fees and Expenses 15
Total Uses $458
Sources
($ in millions)
New Senior Notes $400
40
Draw on Revolver 18
Total Sources $458
Pro Forma Capitalization
($ in millions) 12/31/2012
Eagle Ford Acq.
Adjustments
PVA Pro Forma
12/31/2012
(4)
$18 -- $18
(3)
- $18 $18
10.375% Senior Notes due 2016 295 -- 295
7.250% Senior Notes due 2019 300 -- 300
New Senior Notes - 400 400
Total Debt $595 $1,013
(5)
$115 -- $115
(6)
$215 $40 $255
Enterprise Value $907 -- $1,365
LTM Adjusted EBITDAX $248 $62 $309
Proved Reserves (MMBoe) 113.5 12.0 125.5
% Oil 22% 90% 28%
% Liquids 40% 96% 45%
% Developed 41% 37% 41%
Q4 2012 Production (MBoe/d) 15.4 2.7 18.2
Proved R/P (Years) 20.1x 12.2x 18.9x
PD R/P (Years) 8.3x 4.4x 7.8x
PT Proved PV-10% $693 $241 $933
Credit Statistics
Total Debt /
Proved Reserves ($ / Boe) $5.24 $8.07
PD Reserves ($ / Boe) 12.66 19.72
LTM Adj. EBITDA 2.4x 3.3x
PT Proved PV-10% / Total Debt 1.2x 0.9x
Total Debt / EV 66% 74%
(3)(7)
$300 $269
Pro forma for the acquisition, PVA has
~$269 million of undrawn liquidity on
its revolving credit facility (3)
Post Closing Adjustments
Equity Issuance (1)
(2)
Cash and Cash Equivalents
Current Undrawn Facility
Revolving Credit Facility
6% Convertible Preferred
Market Capitalization

$28.50
$18.91
$20.73
$20.76
$21.72
$24.38
$33.01
$34.77
$35.44
$34.51
$39.73
$43.72

Quarterly Adjusted EBITDAX and EBITDAX Margin ($ / Boe) Comparative Q4 2012 EBITDAX Margins ($ / Boe) (2)
•
EBITDAX has increased significantly since mid-2010 when we shifted our strategy to oil and NGLs
•
Cash margin per Boe has also improved significantly due to the increase in oil prices and declining operating costs per unit
•
Eagle Ford cash margin was $79.00 / Boe in 4Q12
(1)
Source: Company filings.
(1) Excludes regional and corporate G&A expenses.
(2) PVA 4Q2012 EBITDAX of $62.3 million per its earnings release. EBITDAX for peers calculated as total revenues less lease operating expenses, production taxes and cash G&A unless otherwise disclosed.  Inclusive of realized hedge gains or losses.
(3) Pro forma for the Acquisition.
Strong Margins vs. Peers
$48.41
$45.88
$43.72
$40.61
$39.10
$36.48
$26.37
$25.01
$24.54
$22.95
$19.79
$13.56
PVA
PF
GDP PVA CWEI CRZO FST PDCE BBG CRK Antero XCO KWK
(3)
$49
$33
$46
$45
$44
$48
$66
$62
$64
$61
$60
$62
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12

Revised for Proposed MHR Acquisition Assuming 5/15/13 Closing Date
Full-Year 2013 Guidance Table
2,775 - 3,075 760 - 890 3,535 - 3,965
730 - 820 55 - 75 785 - 895
13,000 - 13,650 190 - 240 13,190 - 13,890
5,672 - 6,170 847 - 1,005 6,518 - 7,175
15,539 - 16,904 3,681 - 4,370 17,858 - 19,658
59.9% - 64.9% 95.3% - 96.8% 64.5% - 69.4%
$265.0 - $293.5 $70.0 - $80.0 $335.0 - $373.5
21.5 - 24.5 1.5 - 2.0 23.0 - 26.5
43.5 - 45.5 1.0 - 1.5 44.5 - 47.0
$330.0 - $363.5 $72.5 - $83.5 $402.5 - $447.0
$58.18 - $58.91 $85.63 - $83.08 $61.75 - $62.30
86.2% - 88.0% 97.9% - 98.8% 88.3% - 90.0%
$4.60 - $5.00 $4.65 - $5.05
$1.70 - $1.90 $1.45 - $1.65
6.3% - 6.9% 6.6% - 7.1%
$39.5 - $40.5 $1.8 - $2.0 $41.3 - $42.5
3.0 - 4.0 0.2 - 0.3 3.2 - 4.3
2.5 - 2.7 2.5 - 2.7
$42.5 - $44.5 $4.5 - $5.0 $47.0 - $49.5
$28.0 - $30.0 $18.0 - $22.0 $46.0 - $52.0
21.0 - 22.0 21.0 - 24.0 42.0 - 46.0
$36.00 - $39.00 $36.00 - $39.00
$234.5 - $280.0 $60.0 - $70.0 $294.5 - $350.0
$310.0 - $345.0 $80.0 - $85.0 $390.0 - $430.0
17.0 - 18.0 (2.5) - (2.0) 14.5 - 16.0
5.0 - 7.0 (2.5) - (2.0) 2.5 - 5.0
28.0 - 30.0 (3.0) - 1.0 25.0 - 31.0
$360.0 - $400.0 $72.0 - $82.0 $432.0 - $482.0
Pro Forma
2013 Guidance
Current Full-Year
2013 Guidance
Adjustments for MHR
Acquisition / One Less Rig
(a) Assumes average benchmark prices of $90.96 per barrel for crude oil and $3.51 per MMBtu for natural gas, prior to any premium or discount for quality, basin differentials, the impact of hedges and other adjustments. NGL realized pricing is assumed to be $29.38 per barrel.
Production:
Crude oil (MBbls)
NGLs (MBbls)
Natural gas
(MMcf)
Equivalent production
Percent crude oil and NGLs
Production revenues (a):
Crude oil
NGLs
Natural gas
Total product revenues
Total product revenues ($ per BOE)
Percent crude oil and NGLs
Operating expenses:
  Lease operating
($ per BOE)
Adjusted EBITDAX (b)
Capital expenditures:
Drilling and completion
Pipeline, gathering, facilities
Seismic (c)
Lease acquisitions, field projects and other
  Total oil and gas capital expenditures
Depreciation, depletion and amortization
($ per BOE)
(b)
Adjusted EBITDAX is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income.
(c)
Seismic expenditures are also reported as a component of exploration expense and as a component of net cash provided by operating activities .
(MBOE)
Equivalent daily production (BOEPD)
General and administrative:
  Recurring general and administrative
  Share-based compensation
  Restructuring
Total reported G&A
Exploration:
Total reported exploration
  Unproved property amortization
  Gathering, processing and trans. cost($ per BOE)
  Production and ad valorem taxes
(% of oil and gas revenues)

PVA Proved Reserves
(1)
Oil
(MMBbls)
NGLs
(MMBbls)
Natural Gas
(Bcfe)
Oil Equivalents
(MMBoe)
SEC PV-10
($mm)
Proved Developed 10.5 8.3 169.4 47.0 $627.9
Proved Undeveloped 14.4 12.4 238.1 66.5 64.5
Total Proved Reserves 24.9 20.7 407.5 113.5 $692.5
(1)     Prepared by Wright & Company, Inc. based on adjusted product prices of $102.24 per barrel of oil, $39.48 per barrel of NGLs and $2.47 per Mcf of gas.
(2)     Prepared by Cawley, Gillespie & Associates, Inc. for Magnum Hunter based on average prices of $98.77 per barrel of oil, $2.88 per Mcf of gas and $43.57 per barrel of NGL.
SEC Proved Reserve Disclosure
Acquired Eagle Ford Assets
(2)
Oil
(MMBbls)
NGLs
(MMBbls)
Natural Gas
(Bcfe)
Oil Equivalents
(MMBoe)
SEC PV-10
($mm)
Proved Developed 3.9 0.3 1.1 4.4 $156.0
Proved Undeveloped 6.9 0.4 1.8 7.6 84.7
Total Proved Reserves 10.8 0.7 2.9 12.0 $240.7
Pro Forma Proved Reserves
Oil
(MMBbls)
NGLs
(MMBbls)
Natural Gas
(Bcfe)
Oil Equivalents
(MMBoe)
SEC PV-10
($mm)
Proved Developed 14.4 8.5 170.6 51.4 $784.0
Proved Undeveloped 21.3 12.9 239.9 74.1 149.3
Total Proved Reserves 35.7 21.4 410.5 125.5 $933.2

Penn Virginia Corporation 4 Radnor Corporate Center, Suite 200 Radnor, PA 19087 610-687-8900 www.pennvirginia.com